GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated October 24, 2024 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”), as supplemented,

each dated February 28, 2024

Effective October 31, 2024 (the “Effective Date”), Ron Arons will no longer serve as a portfolio manager for the Fund. In addition, on the Effective Date, Aakash Thombre will begin serving as a portfolio manager for the Fund. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, Charles “Brook” Dane, Managing Director, Neill Nuttall, Managing Director and Co-Chief Investment Officer, MAS, Alexandra Wilson-Elizondo, Managing Director and Co-Chief Investment Officer, MAS and Kevin Martens, Managing Director, will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Arons in his capacity as a portfolio manager to the Fund in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Income Builder Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, has managed the Fund since 2019; Charles “Brook” Dane, Managing Director, has managed the Fund since 2016; Neill Nuttall, Managing Director and Co-Chief Investment Officer, MAS, has managed the Fund since 2021; Alexandra Wilson-Elizondo, Managing Director and Co-Chief Investment Officer, MAS has managed the Fund since 2022; Aakash Thombre, Managing Director, Global Co-Head of High Yield and Bank Loans, has managed the Fund since October 2024; and Kevin Martens, Managing Director, has managed the Fund since 2022.

The following row is added to the table under the “Income Builder Fund—Goldman Sachs Fixed Income Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Aakash Thombre, CFA Managing Director, Global Co-Head of High Yield and Bank Loans	Portfolio Manager— Income Builder Fund	Since October 2024	Mr. Thombre is Global Co-Head of High Yield and Bank Loans. He joined the Investment Adviser in 2007.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

DIVFOINCPMSTK 10-24